CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement (Form S-8
No. 33-53896).


                                         /s/ ARTHUR ANDERSEN LLP
                                         ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
March 29, 1995